UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 21, 2017
(Date of earliest event reported)

Yuma Energy, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001672326 (Commission File Number)	94-0787340 (IRS Employer Identification No.)

1177 West Loop South, Suite 1825
Houston, Texas 77027
(Address of principal executive offices) (Zip Code)

(713) 968-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Yuma Energy, Inc., a Delaware corporation (the “Company”), approved the form of restricted stock award agreement (the “Employee RSA Agreement”) for restricted stock awards granted to employees of the Company from time to time under the Company’s 2014 Long-Term Incentive Plan (the “Plan”), which is included as Exhibit 10.1 hereto; and the form of restricted stock award agreement (the “Director RSA Agreement”) for restricted stock awards granted to directors of the Company from time to time under the Plan, which is included as Exhibit 10.2 hereto.

Item 9.01.
Financial Statements and Exhibits.

(d)
Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (Employees).

10.2	Form of Restricted Stock Award Agreement (Directors).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUMA ENERGY, INC.

	By:	/s/ Sam L. Banks
	Name:	Sam L. Banks
Date: March 27, 2017	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Restricted Stock Award Agreement (Employees).

10.2	Form of Restricted Stock Award Agreement (Directors).